Exhibit 32

                                 CERTIFICATION
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of U.S. Gold Corporation, a Colorado corporation (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2004.

U.S. GOLD CORPORATION
/s/ William W. Reid
William W. Reid, President, Chief Executive Officer and Chairman of the Board of Directors

/s/ William F. Pass
William F. Pass, Vice President and Chief Financial Officer